Buffalo Small Cap Fund
Schedule of Investments
June 30, 2024 (Unaudited)

COMMON STOCKS - 97.6%	Shares	Value
Consumer Discretionary - 10.8%
Broadline Retail - 1.8%
Ollie's Bargain Outlet Holdings, Inc. (a)	116,310	11,418,153
		$–
Hotels, Restaurants & Leisure - 3.8%
First Watch Restaurant Group, Inc. (a)	477,637	8,387,306
Portillo's, Inc. - Class A (a)	641,670	6,237,032
Wingstop, Inc.	21,761	9,197,504
		23,821,842
Household Durables - 2.7%
Skyline Champion Corp. (a)	155,430	10,530,383
The Lovesac Co. (a)	280,702	6,338,251
		16,868,634
Specialty Retail - 1.2%
Boot Barn Holdings, Inc. (a)	58,015	7,479,874
		$–
Textiles, Apparel & Luxury Goods - 1.3%
Steven Madden Ltd.	197,657	8,360,891
Total Consumer Discretionary		67,949,394

Consumer Staples - 3.5%
Beverages - 1.8%
Celsius Holdings, Inc. (a)	62,505	3,568,411
MGP Ingredients, Inc.	105,080	7,817,952
		11,386,363
Personal Care Products - 1.7%
BellRing Brands, Inc. (a)	188,480	10,769,747
Total Consumer Staples		22,156,110

Energy - 4.7%
Energy Equipment & Services - 3.1%
Cactus, Inc. - Class A	199,235	10,507,654
ChampionX Corp.	179,325	5,955,383
Patterson-UTI Energy, Inc.	280,515	2,906,135
		19,369,172
Oil, Gas & Consumable Fuels - 1.6%
Matador Resources Co.	164,990	9,833,404
Total Energy		29,202,576

Financials - 12.2%
Capital Markets - 4.3%
Hamilton Lane Inc. - Class A	134,478	16,618,791
Open Lending Corp. (a)	967,905	5,400,910
WisdomTree Investments, Inc.	520,030	5,153,498
		27,173,199
Financial Services - 2.6%
Shift4 Payments, Inc. - Class A (a)	220,117	16,145,582
		$–
Insurance - 5.3%
BRP Group, Inc. - Class A (a)	408,415	14,486,480
Kinsale Capital Group, Inc.	15,130	5,829,286
Palomar Holdings, Inc. (a)	160,373	13,014,269
		33,330,035
Total Financials		76,648,816

Health Care - 23.2%
Biotechnology - 5.9%
Arrowhead Pharmaceuticals, Inc. (a)	126,510	3,287,995
Avid Bioservices, Inc. (a)	759,300	5,421,402
Halozyme Therapeutics, Inc. (a)	343,924	18,007,861
Natera, Inc. (a)	96,153	10,412,408
		37,129,666
Health Care Equipment & Supplies - 7.5%
Establishment Labs Holdings, Inc. (a)	184,940	8,403,674
Inspire Medical Systems, Inc. (a)	44,440	5,947,405
Lantheus Holdings, Inc. (a)	79,320	6,368,603
QuidelOrtho Corp. (a)	140,070	4,653,125
STAAR Surgical Co. (a)	147,450	7,020,094
TransMedics Group, Inc. (a)	75,006	11,297,404
Treace Medical Concepts, Inc. (a)	526,918	3,504,005
		47,194,310
Health Care Providers & Services - 6.8%
Castle Biosciences, Inc. (a)	502,774	10,945,390
HealthEquity, Inc. (a)	74,969	6,462,328
Option Care Health, Inc. (a)	395,255	10,948,563
Privia Health Group, Inc. (a)	218,025	3,789,274
Progyny, Inc. (a)	363,770	10,407,460
		42,553,015
Life Sciences Tools & Services - 1.2%
Maravai LifeSciences Holdings, Inc. - Class A (a)	512,440	3,669,070
OmniAb Operations, Inc. – 12.50 Earnout (a)(b)	47,436	475
OmniAb Operations, Inc. – 15.00 Earnout (a)(b)	47,436	474
OmniAb, Inc. (a)	944,970	3,543,638
		7,213,657
Pharmaceuticals - 1.8%
Ligand Pharmaceuticals, Inc. (a)	135,482	11,415,713
Total Health Care		145,506,361

Industrials - 20.1%
Building Products - 5.4%
Advanced Drainage Systems, Inc.	83,880	13,453,513
AZEK Co., Inc. (a)	238,770	10,059,380
Janus International Group, Inc. (a)	802,750	10,138,733
		33,651,626
Construction & Engineering - 1.6%
MYR Group, Inc. (a)	31,890	4,327,792
Sterling Infrastructure, Inc. (a)	46,505	5,503,401
		9,831,193
Machinery - 4.2%
Chart Industries, Inc. (a)	60,915	8,792,471
ESCO Technologies, Inc.	30,865	3,242,060
John Bean Technologies Corp.	93,840	8,911,985
Kornit Digital Ltd. (a)	394,160	5,770,502
		26,717,018
Professional Services - 6.4%
FTI Consulting, Inc. (a)	50,880	10,966,166
ICF International, Inc.	119,159	17,690,345
NV5 Global, Inc. (a)	125,830	11,698,415
		40,354,926
Trading Companies & Distributors - 2.5%
Karat Packaging, Inc.	126,657	3,746,514
SiteOne Landscape Supply, Inc. (a)	33,900	4,115,799
Transcat, Inc. (a)	40,000	4,787,200
WESCO International, Inc.	19,855	3,147,415
		15,796,928
Total Industrials		126,351,691

Information Technology - 20.4%
Communications Equipment - 3.1%
Calix, Inc. (a)	334,369	11,846,694
Ciena Corp. (a)	156,605	7,545,229
		19,391,923
Electronic Equipment, Instruments & Components - 0.4%
Napco Security Technologies, Inc.	45,205	2,354,692
		$–
IT Services - 1.0%
Endava PLC - ADR (a)	218,624	6,392,566
		$–
Semiconductors & Semiconductor Equipment - 4.8%
Axcelis Technologies, Inc. (a)	48,270	6,863,511
Silicon Laboratories, Inc. (a)	71,460	7,905,620
SiTime Corp. (a)	33,110	4,118,222
Universal Display Corp.	55,113	11,587,508
		30,474,861
Software - 11.1%
Clearwater Analytics Holdings, Inc. - Class A (a)	401,365	7,433,280
DoubleVerify Holdings, Inc. (a)	415,664	8,092,978
Five9, Inc. (a)	111,565	4,920,016
PagerDuty, Inc. (a)	296,510	6,798,974
PROS Holdings, Inc. (a)	321,001	9,196,679
Tenable Holdings, Inc. (a)	222,380	9,691,320
Varonis Systems, Inc. (a)	255,810	12,271,206
Vertex, Inc. - Class A (a)	315,497	11,373,667
		69,778,120
Total Information Technology		128,392,162

Materials - 2.7%
Construction Materials - 2.7%
Summit Materials, Inc. - Class A (a)	471,311	17,254,696
TOTAL COMMON STOCKS (Cost $506,872,290)		613,461,806

SHORT-TERM INVESTMENTS - 2.4%
Money Market Funds - 2.4%	Shares
Fidelity Government Portfolio - Class Institutional, 5.21% (c)	15,369,170	15,369,170
TOTAL SHORT-TERM INVESTMENTS (Cost $15,369,170)		15,369,170

TOTAL INVESTMENTS - 100.0% (Cost $522,241,460)		628,830,976
Liabilities in Excess of Other Assets - (0.0)% (d)		(306,810)
TOTAL NET ASSETS - 100.0%		$628,524,166

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by the Boand under the supervision of the Adviser, acting as Valuation Designee. These securities represented $949 or 0.0% of net assets as of June 30, 2024.

(c)	The rate shown represents the annualized 7-day effective yield as of June 30, 2024.
(d)	Represents less than 0.05% of net assets.

INVESTMENT VALUATION (UNAUDITED)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to Kornitzer Capital Management (“Advisor” or “KCM”), as the Funds’ valuation designee, in accordance with new Rule 2a-5 of the 1940 Act. Some of the factors that may have been or may be considered by KCM in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2024, the Fund did not hold fair valued securities.

Debt securities, including treasury bills, commercial paper, corporate and convertible bonds, bank loans, etc., with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments and conflicts abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at June 30, 2024 (Unaudited)

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by KCM, along with any other relevant factors, in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by KCM. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2024. These assets are measured on a recurring basis.

	Level 1	Level 2	Level 3	Total
Buffalo Small Cap Fund
Common Stocks	$613,460,857	$–	$949	$613,461,806
Short-Term Investments	15,369,170	–	–	15,369,170
Total*	$628,830,027	$–	$949	$628,830,976

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Small Cap Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2024:

Investments in Securities
Period Ended
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	June 30, 2024
Fair Value as of 3/31/2024	$949
Total unrealized gains included in earnings	-
Realized gains included in earnings	-
Purchases	-
Sales	-
Fair Value as of 6/30/2024	$949

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating
to assets still held at the reporting date	$-

TRANSACTIONS WITH AFFILIATES

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2024.

FOREIGN CURRENCY TRANSLATION

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2024. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2024. The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds’ fair valuation guidelines. The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.